UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:   June 27, 2024

(Date of earliest event reported)

The Kroger Co.

(Exact name of registrant as specified in its charter)

Ohio	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1014 Vine Street

Cincinnati, OH 45202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (513) 762-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $1.00 par value per share	KR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 27, 2024, the Company held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). At the close of business on April 30, 2024, the record date for determination of shareholders entitled to vote at the Annual Meeting, there were 727,594,870 common shares of the Company issued and outstanding. At the Annual Meeting, the shareholders elected eleven directors to serve until the annual meeting in 2025, or until their successors have been elected and qualified; approved the Company’s executive compensation on an advisory basis; ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal year 2024; rejected a shareholder proposal regarding a report on the public health costs from sale of tobacco products; rejected a shareholder proposal regarding listing of charitable contributions of $10,000 or more; rejected a shareholder proposal regarding adopting a living wage policy; and rejected a shareholder proposal regarding a just transition report.

The final results are as follows:

Director Election Proposal	For	Against	Broker Non-Votes
Nora A. Aufreiter	557,735,203	11,795,735	63,566,975
Kevin M. Brown	558,316,954	11,367,644	63,566,975
Elaine L. Chao	556,235,083	13,382,554	63,566,975
Anne Gates	547,864,674	21,625,894	63,566,975
Karen M. Hoguet	563,558,844	6,092,356	63,566,975
W. Rodney McMullen	525,875,276	43,889,043	63,566,975
Clyde R. Moore	518,502,769	51,141,407	63,566,975
Ronald L. Sargent	530,145,539	39,311,771	63,566,975
J. Amanda Sourry Knox	561,469,251	8,054,016	63,566,975
Mark S. Sutton	560,426,657	9,081,022	63,566,975
Ashok Vemuri	562,733,597	6,758,385	63,566,975

Other Proposals	For	Against	Abstain	Broker Non-Votes
Advisory vote approving executive compensation	518,273,327	49,641,585	3,353,838	63,566,975
Ratification of PricewaterhouseCoopers LLP as independent auditor for fiscal year 2024	566,945,808	66,419,367	1,470,550
Shareholder proposal regarding the Report on Public Health Costs from the Sale of Tobacco Products	64,117,589	499,568,269	7,582,892	63,566,975
Shareholder proposal regarding Listing of Charitable Contributions of $10,000 or More	33,959,540	531,821,762	5,487,448	63,566,975
Shareholder proposal regarding a living wage policy	94,120,669	472,435,303	4,712,778	63,566,975

Shareholder proposal regarding a Just Transition Report	98,918,507	460,792,024	11,558,219	63,566,975

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.

June 28, 2024	By:	/s/ Christine S. Wheatley
Christine S. Wheatley
Group Vice President, Secretary and General Counsel